EXHIBIT 99.1

JOINT FILING AGREEMENT

The persons below hereby agree that the Schedule 13D to which this agreement is attached as an exhibit, as well as all future amendments to such Schedule 13D, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934.

Date:	September 1, 2022

STRATEGIC VALUE PARTNERS, LLC

By:	/s/ James Dougherty
	Name:	James Dougherty
	Title:	Chief Financial Officer

/s/ Victor Khosla
Victor Khosla

SVP CAPITAL SOLUTIONS LLC (FKA SVP DISLOCATION LLC)

By:	/s/ James Dougherty
	Name:	James Dougherty
	Title:	Chief Financial Officer

STRATEGIC VALUE CAPITAL SOLUTIONS OFFSHORE FUND, L.P.

By:	SVP Capital Solutions LLC (fka SVP Dislocation LLC) , its investment manager

By:	/s/ James Dougherty
	Name:	James Dougherty
	Title:	Chief Financial Officer

[Signature Pages to Joint Filing Agreement Regarding Schedule 13D for CBL & Associates Properties, Inc.]

STRATEGIC VALUE CAPITAL SOLUTIONS FUND, L.P.

By:	SVP Capital Solutions LLC (fka SVP Dislocation LLC) , its investment manager

By:	/s/ James Dougherty
	Name:	James Dougherty
	Title:	Chief Financial Officer

STRATEGIC VALUE SULLIVAN OFFSHORE FUND, L.P.

By:	SVP Capital Solutions LLC (fka SVP Dislocation LLC) , its investment manager

By:	/s/ James Dougherty
	Name:	James Dougherty
	Title:	Chief Financial Officer

STRATEGIC VALUE OPPORTUNITIES FUND, L.P.

By:	SVP Special Situations III-A LLC, its investment manager

By:	/s/ James Dougherty
	Name:	James Dougherty
	Title:	Chief Financial Officer

SVP SPECIAL SITUATIONS III-A LLC

By:	/s/ James Dougherty
	Name:	James Dougherty
	Title:	Chief Financial Officer

STRATEGIC VALUE SPECIAL SITUATIONS OFFSHORE FUND IV, L.P.

By:	SVP Special Situations IV LLC, its investment manager

By:	/s/ James Dougherty
	Name:	James Dougherty
	Title:	Chief Financial Officer

[Signature Pages to Joint Filing Agreement Regarding Schedule 13D for CBL & Associates Properties, Inc.]

STRATEGIC VALUE SPECIAL SITUATIONS FUND IV, L.P.

By:	SVP Special Situations IV LLC, its investment manager

By:	/s/ James Dougherty
	Name:	James Dougherty
	Title:	Chief Financial Officer

SVP SPECIAL SITUATIONS IV LLC

By:	/s/ James Dougherty
	Name:	James Dougherty
	Title:	Chief Financial Officer

STRATEGIC VALUE SPECIAL SITUATIONS OFFSHORE FUND V, L.P.

By:	SVP Special Situations V LLC, its investment manager

By:	/s/ James Dougherty
	Name:	James Dougherty
	Title:	Chief Financial Officer

STRATEGIC VALUE SPECIAL SITUATIONS FUND V, L.P.

By:	SVP Special Situations V LLC, its investment manager

By:	/s/ James Dougherty
	Name:	James Dougherty
	Title:	Chief Financial Officer

SVP SPECIAL SITUATIONS V LLC

By:	/s/ James Dougherty
	Name:	James Dougherty
	Title:	Chief Financial Officer

STRATEGIC VALUE EXCELSIOR FUND, L.P.

By:	SVP Excelsior Management LLC, its investment manager

By:	/s/ James Dougherty
	Name:	James Dougherty
	Title:	Chief Financial Officer

SVP EXCELSIOR MANAGEMENT LLC

By:	/s/ James Dougherty
	Name:	James Dougherty
	Title:	Chief Financial Officer

[Signature Pages to Joint Filing Agreement Regarding Schedule 13D for CBL & Associates Properties, Inc.]